In The News

Johnson Disciplined Large-Cap Fund

The Johnson Disciplined Large-Cap Fund received favorable press in the April 27, 2007 edition of the Cincinnati Business Courier, as well as the May 7, 2007 edition of the Wall Street Journal.

If you would like more information on the Johnson Disciplined Large-Cap Fund or the entire family of Johnson Mutual Funds, please contact Lisa Smith at lsmith@johnsoninv.com

Johnson Trust Company

Michael Barnes, Esq., Vice President of Johnson Trust Company was extensively quoted in the April edition of Wealth Manager magazine where he discusses planning in light of changing estate tax laws over the coming years.

Michael states, “The unfairness of somebody dying five minutes before the end of 2009 versus somebody who dies 20 minutes later is just immoral, unconscionable. It’s going to lead to really disgusting actions. That is not what the tax code should encourage.”

Please click the link below to read the entire article:

http://www.wealthmanagermag.com/cms/WM/Monthly%20Issues/Issues/2007/04/Index/Features/apr_ft_estatetax?searchfor=death%20tax

Tim Johnson

Tim Johnson provided his insight in an article on the appropriate age to collect Social Security benefits in the May 6, 2007 edition of the Cincinnati Enquirer.

If you would like a copy of either of these articles, please contact Lisa Smith at lsmith@johnsoninv.com

An investor should consider a Fund’s investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the fund's prospectus. Please read the prospectus carefully before investing. Please contact Johnson Mutual Funds at 513-661-3100 or toll-free at 800-541-0170 to obtain the fund’s prospectus.